Exhibit 99.1

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[LOGO]	Inland Real Estate Corporation

November 2004

[LOGO]

Forward Looking Statements

Disclosure

•                  This document contains forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “may”, “will”, “should” and “could.” The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s filing on Form 10-K for the year ended December 31, 2003. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

•                  Please see Appendix for a discussion and reconciliation of the uses of “non-GAAP” financial measures.

[GRAPHIC]

Company Overview

Description

•                  Inland Real Estate Corporation (“Inland” or “IRC”) is a self-administered REIT based in the Chicago suburbs that owns, acquires and manages neighborhood and community retail centers. Inland currently owns 139 of these retail centers (1).

Focus

•                  Largest Midwest focused shopping center REIT, with retail centers primarily located within a 400-mile radius of Oak Brook.

Financial Snapshot

SUMMARY STATISTICS (MMs except per share data)

		Y-o-Y Growth
2002 FFO/Share	$1.04		Shares Outstanding	67.0
2003 FFO/Share	$1.16	11.5%	Debt	$746
2004E FFO/Share	$1.23-$1.25	6.0-7.8%	Equity Capitalization	$1,037
Annual Dividend	$ 0.94/share		Total Capitalization	$1,783
Dividend Yield	6.3%@$15.00/ share		Debt/Total Capitalization	41.8%

Source: Company filings.

(1) Includes properties in unconsolidated joint ventures.

Inland’s Core Strengths:

•                  Only shopping center REIT focused exclusively on operating within the attractive Midwest/Chicagoland markets

•                  Proven track record with consistent bottom line growth

•                  Visible growth potential through acquisitions and core portfolio releasing

•                  Flexible capital structure provides for growth potential

•                  Safe, attractive dividend

•                  Seasoned management team with extensive real estate experience

Inland – The Midwest Marketplace for Retail Space

[GRAPHIC]

FOCUSED INVESTMENT STRATEGY AND PORTFOLIO

Focused Investment Strategy and Portfolio

Established Gatekeeper to the Chicagoland retail market …

[GRAPHIC]

•                  Positioned in high-traffic areas with significant barriers to entry

•                  Largest shopping center landlord in Chicagoland with 7.9% share of retail square footage(1)

•                  93 properties in Chicago totaling 7.6 million sq. ft.

•                  Coveted “In-Fill” locations

•                  Market leadership provides efficiencies in:

•                  Leasing

•                  Acquisitions

•                  Operations

	Number of Properties (2)	Total GLA (MMs)	% of Portfolio	Occupancy
Chicago MSA	93	7.6	61.4%	96.08%
Minneapolis MSA	25	2.6	20.4%	96.48%
Other	21	2.2	18.2%	97.56%
	139	12.4	100%	96.3%

Source: Company filings.

(1)                             Based on a total of 93 million neighborhood and community center square feet as reported by REIS.

(2)                             Includes properties in unconsolidated joint ventures.

Superior Demographics …

AVERAGE THREE MILE POPULATION DENSITY (1)	AVERAGE THREE MILE HOUSEHOLD INCOME (1)

[CHART]	[CHART]

Source: Peer Group data from UBS Real Estate Research; Inland data from Easi Analytics.

(1) Data refers to 3-mile radiuses around each of the respective companies’ properties.

…Produce ‘Top Three’ Aggregate Income Among the Peer Group

•                  In addition to ‘in-fill’ locations with strong demographics, Inland’s portfolio is new and attractive relative to average shopping centers in Chicago

•                  Competitively insulated from new development ‘across the street’

•                  Provides for lower than average capital expenditures

AVERAGE 3-MILE AGGREGATE INCOME (BILLIONS) (1)

[CHART]

(1) Source: Peer Group data from UBS Real Estate Research; Inland data from Easi Analytics. Data refers to 3-mile radiuses around each of the respective companies’ properties.

(2) Source: SNL Real Estate Securities Monthly, November 2004. Data as of October 27, 2004.

High Quality Diversified Tenant Base…

•                  Inland’s portfolio is leased to 70% national retail tenants

•                  No single tenant comprises more than 6.5% of annual rental revenue

NATIONAL AND LOCAL RETAILERS – PERCENTAGE OF BASE RENT

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[LOGO]	[CHART]	[LOGO]

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Source: Company filings.

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

… leading to stability of Inland’s underlying cash flows

•                  Our top ten tenants account for only 25% of total base rents; approximately 70% of those rents are from investment grade tenants

•                  No more than 11% of annual base rent rolls in any of the next 9 years

LEASE ROLLOVER AS A % OF CONTRACTUAL RENT (1)

[CHART]

Tenant	Credit Rating (2)	Enterprise Value (MMs) (2)	% Annual Base Rent (1)	Parent (2)
Dominick’s Finer Foods	Baa2 / BBB	$17,842	6.5%	Safeway (SWY)
Cub Foods	Baa3 / BBB	$5,771	4.0%	Supervalu (SVU)
Jewel Food Stores	Baa2 / BBB	$13,632	3.5%	Albertson’s (ABS)
Roundy’s Food Stores	NR / NR	Private	1.8%	Willis Stein
TJ Maxx	A3 / A	$12,717	1.2%	TJX Companies (TJX)
Petsmart	Ba2 / BB-	$3,869	1.7%	Petsmart (PETM)
Carmax	NR / NR	$2,731	2.9%	Carmax (KMX)
Marshall’s	A3 / A	$12,717	1.3%	TJX Companies (TJX)
Michaels	Ba1 / BB+	$3,260	1.3%	Michaels Stores (MIK)
Kohl’s	A3 / A-	$15,156	1.0%	Kohl’s Corp. (KSS)

(1) Source: Company filings.

(2) Source: Bloomberg and FactSet as of June 2004.

[GRAPHIC]

PROVEN OPERATING TRACK RECORD

Proven Operating Track Record

With Strong Margins, We Have the Lowest Expenses Among Our Peers …

•                  Property level administrative tasks are centrally and systematically managed

•                  Creates time for property managers to have consistent and active dialog with tenants, which provides for increased market knowledge and agility in responding to changes in tenant conditions

•                  Effective outsourcing of non-critical functions reduces costs and increases operating efficiencies

G&A AS A PERCENTAGE OF REVENUE - 2003

[GRAPHIC]

Source: Peer Group data from SNL DataSource; Inland data from Fiscal Year 2003 Form 10-K.

Consistent Delivery of Attractive Growth …

•                  6.3% FFO per share growth exceeds peer average of 5.0% since 1999

•                  Grew overall dividend by 20% while reducing FFO payout from 110% to 81%

•                  Inland has raised its dividend eleven times in the past ten years

GROWTH SINCE 1995

[GRAPHIC]

Source: Company filings.

High-quality Core Portfolio Continues to Generate Strong Results Through Third Quarter 2004

•                  FFO of $0.92 per share for the nine months ending September 30, 2004

•                  Occupancy 96.3% at September 30, 2004.  Inland has maintained at least 93.7% occupancy in the past 3 years.

•                  Increases on lease rollovers were approximately 4% through September 30, 2004

•                  Same center NOI growth of 3.0% (nine months 2004 over nine months 2003)

•                  Year-to-date 2004, we have acquired five centers with a total of 559,637 square feet for $72 million

•                  Most are categorized as principal-to-principal transactions with entities that Inland has done repeat business

PROJECTED FFO GROWTH 2003-2004 (1)

[CHART]

(1) Source: SNL Datasource

[GRAPHIC]

VISIBLE GROWTH

Visible Growth

Re-leasing and Re-tenanting Opportunities, in Conjunction with…

•                  Gains through re-leasing and re-tenanting of existing vacant space at market rents

FIRST NINE MONTHS 2004 RE-LEASING AND RE-TENANTING RENT INCREASES (1)

[CHART]

(1) Third quarter results were impacted by a new lease signed for Food 4 Less (guaranteed by Kroger) for 56,668 square feet, which replaced an Eagle Store that was rejected in bankruptcy in 2001. Excluding this extraordinary impact, the growth was 8% for the third quarter 2004 and 12% year to date.

… Attractive Acquisition Opportunities, will Drive Total Growth

•                  Chicagoland investment opportunities:

•                  Largest landlord in Chicagoland, but owns less than 8% of retail space (1)

•                  Exclusive referrals from Inland Group for properties within a 400-mile radius of Oak Brook

•                  Inland’s weighted average cap rate is 9.67% for assets acquired between 1995 and 2004.

•                  Potential acquisitions currently under contract include two assets valued at $126 million

PORTFOLIO ACQUISITION HISTORY (2)

[CHART]

(1) Based on 93 million total square feet as reported by REIS.

(2) Does not include properties that have been sold.

… Asset-Based Joint Venture Programs will Help Drive Total Growth

•                  Crow Holdings Managers, LLC:

•                  50/50 ownership in a single asset acquired for $13.2 million

•                  New York State Teachers’ Retirement System (NYSTRS):

•                  Formed to acquire up to $400 million of additional retail centers in Inland’s core Midwest markets

•                  Inland will contribute eight centers with net equity value of $100 million; NYSTRS will contribute $50 million of equity capital

•                  NYSTRS will contribute an additional $100 million; Inland will also contribute an additional $100 million.

•                  Inland will be the managing member of both joint ventures

•                  Inland will grow income by earning fees for providing services:

•                  Property Management

•                  Leasing

•                  Acquisitions

Flexible Financing Options Further Enhance Cash Flow …

•                  Near term maturities can be re-funded at lower rates

•                  Year to date, all 2004 maturities have already been closed at rates ranging from 3.50% to 4.88%

DEBT MATURITIES (MMs)

[CHART]

Weighted Average Interest Rates (1)

	2004	2005	2006	2007	2008	2009+
Fixed Rate	6.64%	7.03%	6.29%	6.42%	6.57%	4.96%
Variable Rate	2.95%	3.02%	3.45%	3.45%	NA	2.08%
Weighted Avg.	6.22%	6.56%	5.01%	5.10%	6.57%	4.88%

Source: Company filings.

(1) As of September 30, 2004.

… Culminating in Continued Positive FFO Growth

•                  Expected 2004 performance driven by the following assumptions.

•                  Same Center NOI Growth of 3%

•                  $100 million net acquisitions with 50% leverage

•                  The Company’s 2004 FFO guidance, on a diluted per share basis, is between $1.23 and $1.25.  The midpoint of $1.24 would result in a 6.9% growth rate over 2003 FFO per diluted share of $1.16

PROJECTED FFO GROWTH 2003-2004  (1)

[CHART]

Source: Company filings

(1) SNL Datasource

… And Strong Total Return Performance

•                  As of November 15, 2004, Inland has a year-to-date total return of 47.9% (1).

•                  Inland’s share price has grown 32.3% since its NYSE listing on June 9, 2004, from $11.70 to $15.48 on November 15, 2004

PROJECTED FFO GROWTH 2003-2004 (1)

[CHART]

Source: SNL Datasource

(1) Inland’s total return calculated from a beginning share price of $11.00 at 12/31/03 and ending share price of $15.28 as of 11/15/2004.

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SAFE, ATTRACTIVE DIVIDEND

Safe, Attractive Dividend

Conservative Capital Structure …

•                  Conservative balance sheet provides liquidity and flexibility

•                  As of September 30, 2004:

•                  Equity market capitalization of $980.1 million and $756.3 million of total debt outstanding

•                  Total market capitalization of $1.7 billion

•                  Debt-to-total market capitalization of 43.6%

•                  EBITDA coverage of interest expense of 2.9x

Source: Company filings.

… and Moderate FFO Payout Ratio Provide Safety to the IRC Dividend

2004E FFO Payout Ratio

[CHART]

Source: Peer group FFO figures compiled by SNL DataSource

[GRAPHIC]

STRONG MANAGEMENT AND GOVERNANCE

Strong Management and Governance

Highly Skilled and Committed Management Team …

•                  Deep management team with an average of 25 years experience

Daniel L. Goodwin	Chairman	• Founder and controlling stockholder of the Inland Group
	35 years with Inland	• Mr. Goodwin has over 35 years of real estate experience

Robert D. Parks	President, CEO	• Mr. Parks is a founding stockholder of the Inland Group
	35 years with Inland	• Mr. Parks served as our president from 1994 through June 2000 before assuming the roles of CEO and President in March 2001

Mark E. Zalatoris	Executive VP and COO	• Extensive knowledge of and experience with Inland’s portfolio
	19 years with Inland	• Prior to April 2004, Mr. Zalatoris served as Treasurer and Chief Financial Officer

Brett A. Brown	Chief Financial Officer	• Mr. Brown has extensive public company reporting experience, having15 years at Great Lakes REIT, most recently SVP – Financial Reporting

David J. Kayner	Secretary, General Counsel	• Prior to joining Inland in September 2001, Mr. Kayner was a partner at the law firm of Piper Marbury Rudnick & Wolfe

D. Scott Carr	President, Inland Commercial Property Management, Inc.	• Mr. Carr has been responsible for overseeing all property management operations since 1994

16 years with Inland

… Who Have Demonstrated a “No Cashout” Track Record …

•                  Management’s 9.8% ownership of IRC links their interests with investor’s (1)

•                  Voluntary 1-year lockup (above industry norm) from date of Company’s NYSE listing.

(1) Management owns 9.8% of IRC, including options and beneficial ownership.

… And an Emphasis on Solid Corporate Governance

•                  Compliant with Sarbanes Oxley and all NYSE listing requirements

•                  Directors are up for election each year (no staggered Board)

•                  Separated the Chairman and CEO positions

•                  No Shareholder Rights Plan

•                  A majority vote of Independent Directors required for all acquisition approvals

•                  Same auditor since the Company’s inception

Independent Directors

Thomas H. McAuley	Former Chairman and CEO of IRT Property Company, public REIT

Roland W. Burris, Esq.	Former Attorney General of Illinois, former Comptroller of Illinois and currently CEO of Burris & Lebed Consulting LLC

Joel G. Herter	Senior consultant and former managing partner for the accounting firm, Wolf & Company LLP

Heidi N. Lawton	President of Lawton Realty Group, Inc., commercial real estate firm

Joel D. Simmons	Partner of Cohen Financial, real estate finance firm

Conclusions / Investment Highlights

•                  Only shopping center REIT focused exclusively on operating within the attractive Midwest/Chicagoland markets

•                  Proven track record with consistent bottom line growth

•                  Visible growth potential through acquisitions and core portfolio releasing

•                  Flexible capital structure provides for growth potential

•                  Safe, attractive dividend

•                  Seasoned management team with extensive real estate experience

Inland – The Midwest Market Place for Retail Space

APPENDIX

Appendix

Reconciliation of Non-GAAP Financial Metrics

•                  Throughout this document, we present certain financial measures that, while not prepared in accordance with generally accepted accounting principles, or GAAP, we believe are useful to investors as key measures of our operating performance: Funds From Operations, or FFO; Adjusted Funds From Operations, or AFFO; and Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA.

•                  We consider FFO to be an indicative measure of operating performance due to the significant effect of depreciation of real estate assets on net earnings.  We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net earnings or loss determined in accordance with GAAP, excluding gains or losses from sales of property plus depreciation and amortization (excluding amortization of deferred financing costs) of real estate assets, and after adjustments for the portion of these items related to our unconsolidated partnerships and joint ventures.  In October 2003, NAREIT issued additional guidance modifying the definition of FFO.  The first modification reversed the treatment of asset impairment losses and impairment losses incurred to write down assets to their fair value at the date assets are classified as held for sale, to include these losses in FFO.  Previously, these losses were excluded from FFO.  The second modification clarified the treatment of original issue costs and premiums paid on preferred stock redemptions to deduct these costs and premiums in determining FFO available to holders of common stock.  We have adopted these modifications to FFO effective with our reported results for the year ended December 31, 2003.

•                  In calculating FFO, net earnings are determined in accordance with GAAP and include the non cash effect of scheduled rent increases throughout the lease terms as required by GAAP.  We believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate facilitates comparisons of operating performance between periods and between other REITs because these items are based on historical costs which may be of limited relevance in evaluating current performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP.  FFO is also not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net earnings determined in accordance with GAAP.  FFO, as presented, may not be comparable to similarly titled measures reported by other companies, Adjusted Funds From Operations or AFFO is FFO decreased by capital expenditures.

•                  EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

•                  Below, we include a reconciliation of FFO net income, which is the most directly comparable GAAP measure.

(MMs, except per share data)	Year to Date 9/30/2004	2003	2002
Net income available to common stockholders	$37.0	$41.9	$39.3
Gain on sale of investment properties	(4.5)	(1.3)	(1.5)
Equity in depreciation of unconsolidated joint ventures	—	0.2	0.1

Amortization of in-place lease intangibles	1.1	0.7	0.1
Amortization on leasing commissions	0.7	0.5	0.5
Depreciation, net of minority interest	26.5	33.6	28.0
Funds from operations	$60.8	$75.5	$66.4
Net income per share, basic and diluted	$0.56	$0.64	$0.61
Funds from operations per share, basic and diluted	$0.92	1.16	1.04

Weighted average common shares outstanding, basic	66.3	65.1	63.0

Weighted average common shares outstanding, diluted	66.3	65.1	63.0

Source: Company filings.

•                  Below, we include a reconciliation of EBITDA to net income, which is the most directly comparable GAAP measure.

(MMs, except per share data)	Year to Date 9/30/2004	2003	2002
Net income available to common stockholders	$37,035	$41,866	$39,276
Interest Expense	32.7	40.0	35.2
Depreciation and Amortization	29.2	35.2	28.6
EBITDA	94.0	117.1	103.0
Net income per share, basic and diluted	$0.56	$0.64	$0.61
EBITDA per common share, basic and diluted	$1.42	1.80	1.61
Weighted average common shares outstanding, basic	66.3	65.1	63.0
Weighted average common shares outstanding, diluted	66.3	65.1	63.0

Source: Company filings.